                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 19, 1994
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               (Exact name of registrant as specified in charter)



       TENNESSEE                      0-6919                      62-0859007
- - ------------------------           -------------            --------------------
(State of incorporation)           (Commission              (I.R.S. Employer
                                    File Number)             Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                           MEMPHIS, TENNESSEE  38018
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 383-6000


                                  Not Applicable
         (Former name or former address, if changed since last report).

ITEM 5. OTHER EVENTS

ACQUISITIONS

     Item 7 (b) below presents Union Planters Corporation's (the Corporation) unaudited pro forma financial statements reflecting certain completed and pending acquisitions as of and for the three months ended March 31, 1994, and for the three years ended December 31, 1993.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  Pro Forma Financial Information

          Index to Unaudited Pro Forma Financial Information


                                                                            PAGE
                                                                          --------
          (1)  Introduction                                                     2

          (2)  Unaudited Pro Forma Consolidated Balance Sheets
               as of March 31, 1994                                         3 - 5

          (3)  Unaudited Pro Forma Consolidated Statement of
               Earnings for the Three Months Ended March 31, 1994           6 - 9

          (4)  Unaudited Pro Forma Consolidated Statements of
               Earnings for the Years Ended December 31, 1993,
               1992, and 1991                                              10 - 15

          (5)  Notes to Unaudited Pro Forma Consolidated
               Financial Statements                                             16


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Union Planters Corporation
                                    --------------------------------
                                                Registrant




Date:   July 26, 1994               /s/M. Kirk Walters
       ---------------              --------------------------------
                                    M. Kirk Walters
                                    Senior Vice President, Treasurer
                                    and Chief Accounting Officer

                           UNION PLANTERS CORPORATION

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNION PLANTERS CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



INTRODUCTION

     The following unaudited pro forma consolidated financial statements present a balance sheet as of March 31, 1994, and statements of earnings for the three-month period ended March 31, 1994, and for each of the three years ended December 31, 1993. The pro forma balance sheet presents certain acquisitions which were completed subsequent to March 31, 1994, as well as pending acquisitions, the consummation of which is considered by management to be probable (the probable acquisitions). The statement of earnings for the three-month period ended March 31, 1994 and for the twelve-month period ended December 31, 1993, present the pro forma impact of certain acquisitions completed in 1993 and 1994 and the probable acquisitions assuming that all of the acquisitions had been completed at January 1, 1993. Acquisitions accounted for as poolings of interests and completed in 1993 are included in the Corporation's 1993 results. Pro forma statements of earnings are also presented for the two years ended December 31, 1992, to reflect the pending acquisitions of BNF BANCORP, INC. (formerly BANCFIRST Corporation) (BNF), and Grenada Sunburst System Corporation (GSSC) which are expected to be accounted for as poolings of interests. Consummation of the BNF and GSSC acquisitions are considered probable and both meet the test for a significant subsidiary. With the exception of these two acquisitions, the pro forma impact of the other probable acquisitions expected to be accounted for as poolings of interests is not presented because the results of the entities acquired are not considered significant to consolidated results. The pro forma financial statements should be read in connection with the Corporation's 1993 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 1994. Additionally, the Corporation's Current Reports on Form 8-K dated February 8, 1994, April 14, 1994, May 18, 1994, July 1, 1994, and July 26, 1994 contain audited financial statements, unaudited interim financial statements, and other related information for BNF and GSSC. Note 1 to these pro forma financial statements identifies (including the abbreviations for the company names heading the columns of the statements) the completed and probable acquisitions included herein.

      UNION PLANTERS CORPORATION AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
      MARCH 31, 1994
      (Dollars in thousands)

                                                                 |---- ACQUISITIONS ----|
                                                       UNION                   PROBABLE     PRO FORMA
                                                     PLANTERS    CONSUMMATED    PENDING       TOTAL
                                                    -----------  -----------  -----------  -----------
      ASSETS
        Cash and due from banks                    $   278,116  $     8,302  $   151,570  $   437,988
        Interest-bearing deposits at financial
          institutions                                   9,898        1,123        6,555       17,576
        Federal funds sold and securities
          purchased under agreements to resell         105,818        4,555       48,475      158,848
        Trading account securities, at market          157,171            0            0      157,171
        Loans held for resale                           20,223            0       42,927       63,150
        Investment securities
          Available for sale, at fair value          2,259,418       43,167      235,587    2,538,172
          Held to maturity, at amortized cost          548,498       33,236      512,403    1,094,137
        Loans                                        3,110,439      212,750    1,865,558    5,188,747
          Less:  Unearned income                       (17,801)          (4)      (8,547)     (26,352)
                 Allowance for losses on loans         (87,099)      (2,567)     (35,572)    (125,238)
                                                    -----------  -----------  -----------  -----------
              Net loans                              3,005,539      210,179    1,821,439    5,037,157

        Premises and equipment                         145,528        6,795       59,737      212,060
        Accrued interest receivable                     55,093        2,345       19,824       77,262
        Goodwill and other intangibles                  43,529        5,442        7,504       56,475
        Other assets                                    95,949        2,184       36,022      134,155
                                                    -----------  -----------  -----------  -----------
              Total assets                         $ 6,724,780  $   317,328  $ 2,942,043  $ 9,984,151
                                                    ===========  ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                      $   815,335  $     8,930  $   433,887  $ 1,258,152
          Certificates of deposit over $100,000        340,949       16,451      320,611      678,011
          Other interest-bearing                     4,455,613      254,661    1,860,890    6,571,164
                                                    -----------  -----------  -----------  -----------
              Total deposits                         5,611,897      280,042    2,615,388    8,507,327

        Short-term borrowings                          234,235          332       29,282      263,849
        FHLB advances                                  169,410       10,185       35,704      215,299
        Long-term debt                                 117,161            0        4,775      121,936
        Accrued interest, expenses, and taxes           50,591        1,093       10,995       62,679
        Other liabilities                               28,072          290       19,497       47,859
                                                    -----------  -----------  -----------  -----------
              Total liabilities                      6,211,366      291,942    2,715,641    9,218,949
                                                    -----------  -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                 87,298            0            0       87,298
            Nonconvertible                              17,250            0            0       17,250
          Common stock                                 107,614        7,206       82,992      197,812
          Additional paid-in capital                    85,560          272       47,209      133,041
          Net unrealized gain (loss) - available
            for sale securities                            103          468         (714)        (143)
          Retained earnings                            215,589       17,440       96,915      329,944
                                                    -----------  -----------  -----------  -----------
              Total shareholders' equity               513,414       25,386      226,402      765,202
                                                    -----------  -----------  -----------  -----------
              Total liabilities and
                shareholders' equity               $ 6,724,780  $   317,328  $ 2,942,043  $ 9,984,151
                                                    ===========  ===========  ===========  ===========

      * Not available.  Combined with other caption.

      See the accompanying notes to the unaudited pro forma consolidated financial statements.

      UNION PLANTERS CORPORATION
      CONSUMMATED ACQUISITIONS COMBINED BALANCE SHEET
      MARCH 31, 1994
      (Dollars in thousands)



                                                                                            PRO FORMA    COMBINED
                                                        TBI          CBI          LBI      ADJUSTMENTS     TOTAL
                                                    -----------  -----------  -----------  -----------  -----------
      ASSETS
        Cash and due from banks                    $     2,098  $     2,406  $     3,798  $         0  $     8,302
        Interest-bearing deposits at financial
          institutions                                     674            0          449            0        1,123
        Federal funds sold and securities
          purchased under agreements to resell               0          355       17,700      (13,500)       4,555
        Trading account securities, at market                0            0            0            0            0
        Loans held for resale                                0            0            0            0            0
        Investment securities
          Available for sale, at fair value              2,566       11,630       28,971            0       43,167
          Held to maturity, at amortized cost           32,230          795        1,000         (789)      33,236
        Loans                                           51,936       36,389      124,487          (62)     212,750
          Less:  Unearned income                          (105)           0            *          101           (4)
                 Allowance for losses on loans            (793)        (452)      (1,322)           0       (2,567)
                                                    -----------  -----------  -----------  -----------  -----------
              Net loans                                 51,038       35,937      123,165           39      210,179

        Premises and equipment                           2,816        1,057        2,228          694        6,795
        Accrued interest receivable                        843          383        1,119            0        2,345
        Goodwill and other intangibles                     252            0            0        5,190        5,442
        Other assets                                       618          164        1,909         (507)       2,184
                                                    -----------  -----------  -----------  -----------  -----------
              Total assets                         $    93,135  $    52,727  $   180,339  $    (8,873) $   317,328
                                                    ===========  ===========  ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                      $     3,846  $     5,084  $         *  $         0  $     8,930
          Certificates of deposit over $100,000         12,920        3,531            *            0       16,451
          Other interest-bearing                        66,410       39,475      148,470          306      254,661
                                                    -----------  -----------  -----------  -----------  -----------
              Total deposits                            83,176       48,090      148,470          306      280,042

        Short-term borrowings                                0            0          332            0          332
        FHLB advances                                      600            0        9,585            0       10,185
        Long-term debt                                       0            0            0            0            0
        Accrued interest, expenses, and taxes              278          275          819         (279)       1,093
        Other liabilities                                   22           36           73          159          290
                                                    -----------  -----------  -----------  -----------  -----------
              Total liabilities                         84,076       48,401      159,279          186      291,942
                                                    -----------  -----------  -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                      0            0            0            0            0
            Nonconvertible                                   0            0            0            0            0
          Common stock                                     540           55          672        5,939        7,206
          Additional paid-in capital                     4,428        1,306        5,413      (10,875)         272
          Net unrealized gain (loss)- available
            for sale securities                            (29)          33          435           29          468
          Retained earnings                              4,120        2,932       14,540       (4,152)      17,440
                                                    -----------  -----------  -----------  -----------  -----------
              Total shareholders' equity                 9,059        4,326       21,060       (9,059)      25,386
                                                    -----------  -----------  -----------  -----------  -----------
              Total liabilities and
                shareholders' equity               $    93,135  $    52,727  $   180,339  $    (8,873) $   317,328
                                                    ===========  ===========  ===========  ===========  ===========

      * Not available.  Combined with other caption.

      See the accompanying notes to the unaudited pro forma consolidated financial statements.

      UNION PLANTERS CORPORATION
      PROBABLE PENDING ACQUISITIONS COMBINED BALANCE SHEET
      MARCH 31, 1994
      (Dollars in thousands)



                                                        EBI          BNF         GSSC         OBION
                                                    -----------  -----------  -----------  -----------
      ASSETS
        Cash and due from banks                    $     2,501  $     3,606  $   138,601  $     1,008
        Interest-bearing deposits at financial
          institutions                                     207            *          670            0
        Federal funds sold and securities
          purchased under agreements to resell           6,300            0       40,500        1,375
        Trading account securities, at market                0            0            0            0
        Loans held for resale                                0        1,159       41,768            0
        Investment securities
          Available for sale, at fair value                120       95,440      133,023        3,613
          Held to maturity, at amortized cost           15,921        7,519      450,462       12,439
        Loans                                           16,494      162,827    1,597,741        9,671
          Less:  Unearned income                          (151)           *       (8,228)        (168)
                 Allowance for losses on loans            (336)      (1,162)     (33,094)        (216)
                                                    -----------  -----------  -----------  -----------
              Net loans                                 16,007      161,665    1,556,419        9,287

        Premises and equipment                             978        4,887       49,218          155
        Accrued interest receivable                          0        1,977       17,847            *
        Goodwill and other intangibles                       0            0        6,250           79
        Other assets                                       859        2,709       28,444          793
                                                    -----------  -----------  -----------  -----------
              Total assets                         $    42,893  $   278,962  $ 2,463,202  $    28,749
                                                    ===========  ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                      $     5,747  $         *  $   410,169  $     2,304
          Certificates of deposit over $100,000          4,230            *      244,008       22,424
          Other interest-bearing                        25,484      225,935    1,561,837            *
                                                    -----------  -----------  -----------  -----------
              Total deposits                            35,461      225,935    2,216,014       24,728

        Short-term borrowings                                0            0       27,585            0
        FHLB advances                                        0       20,000       15,704            0
        Long-term debt                                       0            0            *            0
        Accrued interest, expenses, and taxes              257        1,838        8,900            *
        Other liabilities                                  415          543       16,988          213
                                                    -----------  -----------  -----------  -----------
              Total liabilities                         36,133      248,316    2,285,191       24,941
                                                    -----------  -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                      0            0            0            0
            Nonconvertible                                   0            0            0            0
          Common stock                                   1,000           18        9,493          200
          Additional paid-in capital                     2,000       11,184      102,965          300
          Net unrealized gain (loss) - available
            for sale securities                              0         (481)        (268)          51
          Retained earnings                              3,760       19,925       65,821        3,257
                                                    -----------  -----------  -----------  -----------
              Total shareholders' equity                 6,760       30,646      178,011        3,808
                                                    -----------  -----------  -----------  -----------
              Total liabilities and
                shareholders' equity               $    42,893  $   278,962  $ 2,463,202  $    28,749
                                                    ===========  ===========  ===========  ===========

                                                                   PRO FORMA    COMBINED
                                                       MSB-ARK    ADJUSTMENTS     TOTAL
                                                     -----------  -----------  -----------
      ASSETS
        Cash and due from banks                     $     5,854  $         0 $    151,570
        Interest-bearing deposits at financial
          institutions                                    5,678            0        6,555
        Federal funds sold and securities
          purchased under agreements to resell              300            0       48,475
        Trading account securities, at market                 0            0            0
        Loans held for resale                                 0            0       42,927
        Investment securities
          Available for sale, at fair value               3,391            0      235,587
          Held to maturity, at amortized cost            26,062            0      512,403
        Loans                                            78,825            0    1,865,558
          Less:  Unearned income                              *            0       (8,547)
                 Allowance for losses on loans             (764)           0      (35,572)
                                                     -----------  -----------  -----------
              Net loans                                  78,061            0    1,821,439

        Premises and equipment                            4,499            0       59,737
        Accrued interest receivable                           *            0       19,824
        Goodwill and other intangibles                    1,175            0        7,504
        Other assets                                      3,217            0       36,022
                                                     -----------  -----------  -----------
              Total assets                          $   128,237  $         0  $ 2,942,043
                                                     ===========  ===========  ===========
      LIABILITIES AND SHAREHOLDERS' EQUITY
        Deposits
          Noninterest-bearing                       $    15,667  $         0  $   433,887
          Certificates of deposit over $100,000          49,949            0      320,611
          Other interest-bearing                         47,634            0    1,860,890
                                                     -----------  -----------  -----------
              Total deposits                            113,250            0    2,615,388

        Short-term borrowings                             1,697            0       29,282
        FHLB advances                                         *            0       35,704
        Long-term debt                                    4,775            0        4,775
        Accrued interest, expenses, and taxes                 *            0       10,995
        Other liabilities                                 1,338            0       19,497
                                                     -----------  -----------  -----------
              Total liabilities                         121,060            0    2,715,641
                                                     -----------  -----------  -----------
        Shareholders' equity
          Preferred stock
            Convertible                                       0            0            0
            Nonconvertible                                    0            0            0
          Common stock                                    1,294       70,987       82,992
          Additional paid-in capital                        941      (70,181)      47,209
          Net unrealized gain (loss) - available
            for sale securities                             (16)           0         (714)
          Retained earnings                               4,958         (806)      96,915
                                                     -----------  -----------  -----------
              Total shareholders' equity                  7,177            0      226,402
                                                     -----------  -----------  -----------
              Total liabilities and
                shareholders' equity                $   128,237  $         0  $ 2,942,043
                                                     ===========  ===========  ===========

      * Not available.  Combined with other caption.

      See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
   THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)



                                                                       |-------------- ACQUISTIONS --------------|
                                                            UNION       CONSUMMATED    CONSUMMATED     PROBABLE       PRO FORMA
                                                          PLANTERS       PURCHASES       POOLING        PENDING         TOTAL
                                                        -------------  -------------  -------------  -------------  -------------
   Interest income
     Interest and fees on loans                       $       63,792  $       1,283  $       3,283  $      37,193  $     105,551
     Interest on investment securities
       Taxable                                                27,080            529            607          8,459         36,675
       Tax-exempt                                              6,843             26              9          1,308          8,186
     Interest on deposits at financial institutions              122              5              0             92            219
     Interest on federal funds sold and securities
       purchased under agreements to resell                      861           (127)             5            296          1,035
     Interest on trading account securities                    1,759              0              0              0          1,759
     Interest on loans held for resale                           581              0              0            944          1,525
                                                        -------------  -------------  -------------  -------------  -------------
         Total interest income                               101,038          1,716          3,904         48,292        154,950
                                                        -------------  -------------  -------------  -------------  -------------
   Interest expense
     Interest on deposits                                     36,622            863          1,663         17,270         56,418
     Interest on short-term borrowings                         1,884              7              1            220          2,112
     Interest on FHLB advances and long-term debt              3,639              0            117            580          4,336
                                                        -------------  -------------  -------------  -------------  -------------
         Total interest expense                               42,145            870          1,781         18,070         62,866
                                                        -------------  -------------  -------------  -------------  -------------
         Net interest income                                  58,893            846          2,123         30,222         92,084
   Provision for losses on loans                                   -            143             44            815          1,002
                                                        -------------  -------------  -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                58,893            703          2,079         29,407         91,082
                                                        -------------  -------------  -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                       7,515             44            226          4,634         12,419
     Bank card income                                          2,004              0              0              0          2,004
     Mortgage servicing income                                 1,630              0              0              0          1,630
     Trust service income                                      1,555              0              0              6          1,561
     Profits and commissions on trading activities             1,489              0              0              0          1,489
     Investment securities gains                                 100              0             30            (65)            65
     Other income                                              5,621             10            110          3,571          9,312
                                                        -------------  -------------  -------------  -------------  -------------
         Total noninterest income                             19,914             54            366          8,146         28,480
                                                        -------------  -------------  -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                           24,521            284            761         14,416         39,982
     Net occupancy expense                                     4,298             52            189          2,178          6,717
     Equipment expense                                         4,339             49             39          1,913          6,340
     Other expense                                            21,076            416            449          8,283         30,224
                                                        -------------  -------------  -------------  -------------  -------------
         Total noninterest expense                            54,234            801          1,438         26,790         83,263
                                                        -------------  -------------  -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                      24,573            (44)         1,007         10,763         36,299
   Applicable income taxes                                     7,233             58            363          3,490         11,144
                                                        -------------  -------------  -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                     $       17,340  $        (102) $         644  $       7,273  $      25,155
                                                        =============  =============  =============  =============  =============


   Earnings per common share
     Primary                                          $          .70                                               $         .58
     Fully diluted                                               .65                                                         .56
   Weighted average shares outstanding
     (in thousands)
       Primary                                                21,636                                                      39,675
       Fully diluted                                          26,117                                                      44,257

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)



                                                                                        PRO FORMA      PURCHASE
                                                             TBI            ACB        ADJUSTMENTS       TOTAL
                                                        -------------  -------------  -------------  -------------
   Interest income
     Interest and fees on loans                       $        1,038  $         251  $          (6) $       1,283
     Interest on investment securities
       Taxable                                                   436              5             88            529
       Tax-exempt                                                 26                             0             26
     Interest on deposits at financial institutions                5                             0              5
     Interest on federal funds sold and securities
       purchased under agreements to resell                                       6           (133)          (127)
     Interest on trading account securities                                                      0              0
     Interest on loans held for resale                                                           0              0
                                                        -------------  -------------  -------------  -------------
         Total interest income                                 1,505            262            (51)         1,716
                                                        -------------  -------------  -------------  -------------
   Interest expense
     Interest on deposits                                        787            110            (34)           863
     Interest on short-term borrowings                             7              0              0              7
     Interest on FHLB advances and long-term debt                  0              0              0              0
                                                        -------------  -------------  -------------  -------------
         Total interest expense                                  794            110            (34)           870
                                                        -------------  -------------  -------------  -------------
         Net interest income                                     711            152            (17)           846
   Provision for losses on loans                                   3            140              0            143
                                                        -------------  -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                   708             12            (17)           703
                                                        -------------  -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                          25             19              0             44
     Bank card income                                                             0              0              0
     Mortgage servicing income                                                    0              0              0
     Trust service income                                                         0              0              0
     Profits and commissions on trading activities                 0              0              0              0
     Investment securities gains                                   0              0              0              0
     Other income                                                  8              2              0             10
                                                        -------------  -------------  -------------  -------------
         Total noninterest income                                 33             21              0             54
                                                        -------------  -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                              225             59              0            284
     Net occupancy expense                                        45              *              7             52
     Equipment expense                                            54             31            (36)            49
     Other expense                                               267             56             93            416
                                                        -------------  -------------  -------------  -------------
         Total noninterest expense                               591            146             64            801
                                                        -------------  -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                         150           (113)           (81)           (44)
   Applicable income taxes (credit)                               54              0              4             58
                                                        -------------  -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                     $           96  $        (113) $         (85) $        (102)
                                                        =============  =============  =============  =============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)


                                                                                         POOLING
                                                             CBI            LBI           TOTAL
                                                        -------------  -------------  -------------
   Interest income
     Interest and fees on loans                       $          710  $       2,573  $       3,283
     Interest on investment securities
       Taxable                                                   151            456            607
       Tax-exempt                                                  9              *              9
     Interest on deposits at financial institutions                0              *              0
     Interest on federal funds sold and securities
       purchased under agreements to resell                        5              *              5
     Interest on trading account securities                        0              *              0
     Interest on loans held for resale                             0              *              0
                                                        -------------  -------------  -------------
         Total interest income                                   875          3,029          3,904
                                                        -------------  -------------  -------------
   Interest expense
     Interest on deposits                                        341          1,322          1,663
     Interest on short-term borrowings                             0              1              1
     Interest on FHLB advances and long-term debt                  0            117            117
                                                        -------------  -------------  -------------
         Total interest expense                                  341          1,440          1,781
                                                        -------------  -------------  -------------
         Net interest income                                     534          1,589          2,123
   Provision for losses on loans                                  17             27             44
                                                        -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                   517          1,562          2,079
                                                        -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                          47            179            226
     Bank card income                                              0              0              0
     Mortgage servicing income                                     0              0              0
     Trust service income                                          0              0              0
     Profits and commissions on trading activities                 *              0              0
     Investment securities gains                                   0             30             30
     Other income                                                 28             82            110
                                                        -------------  -------------  -------------
         Total noninterest income                                 75            291            366
                                                        -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                              166            595            761
     Net occupancy expense                                         *            189            189
     Equipment expense                                            39              *             39
     Other expense                                               126            323            449
                                                        -------------  -------------  -------------
         Total noninterest expense                               331          1,107          1,438
                                                        -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                         261            746          1,007
   Applicable income taxes                                       102            261            363
                                                        -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                     $          159  $         485  $         644
                                                        =============  =============  =============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION
   PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
   THREE MONTHS ENDED MARCH 31, 1994
   (Dollars in thousands)


                                                             EBI            BNF           OBION          GSSC
                                                        -------------  -------------  -------------  -------------
   Interest income
     Interest and fees on loans                       $          531  $       3,208  $         214  $      31,767
     Interest on investment securities
       Taxable                                                   161          1,474            202          6,304
       Tax-exempt                                                 15              *             32          1,250
     Interest on deposits at financial institutions                8              *              *              4
     Interest on federal funds sold and securities
       purchased under agreements to resell                       55              *             15            221
     Interest on trading account securities                        0              *              *              *
     Interest on loans held for resale                             0              *              *            944
                                                        -------------  -------------  -------------  -------------
         Total interest income                                   770          4,682            463         40,490
                                                        -------------  -------------  -------------  -------------
   Interest expense
     Interest on deposits                                        234          1,917            203         14,238
     Interest on short-term borrowings                             0              0              0            217
     Interest on FHLB advances and long-term debt                  0            240              0            258
                                                        -------------  -------------  -------------  -------------
         Total interest expense                                  234          2,157            203         14,713
                                                        -------------  -------------  -------------  -------------
         Net interest income                                     536          2,525            260         25,777
   Provision for losses on loans                                   0              0              0            800
                                                        -------------  -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                   536          2,525            260         24,977
                                                        -------------  -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                          67            142             22          4,261
     Bank card income                                              0              0              0              0
     Mortgage servicing income                                     0              0              0              0
     Trust service income                                          0              0              0              0
     Profits and commissions on trading activities                 0              0              0              0
     Investment securities gains                                   1             18              0            (86)
     Other income                                                 16            159             11          3,233
                                                        -------------  -------------  -------------  -------------
         Total noninterest income                                 84            319             33          7,408
                                                        -------------  -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                              172            752             97         12,899
     Net occupancy expense                                         *            197             20          1,790
     Equipment expense                                            39              *              *          1,874
     Other expense                                               114            660             52          7,048
                                                        -------------  -------------  -------------  -------------
         Total noninterest expense                               325          1,609            169         23,611
                                                        -------------  -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                         295          1,235            124          8,774
   Applicable income taxes                                       117            453             54          2,752
                                                        -------------  -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                     $          178  $         782  $          70  $       6,022
                                                        =============  =============  =============  =============

                                                                        PRO FORMA
                                                          MSB-ARK      ADJUSTMENTS       TOTAL
                                                       -------------  -------------  -------------
   Interest income
     Interest and fees on loans                       $       1,473  $              $      37,193
     Interest on investment securities
       Taxable                                                  318              0          8,459
       Tax-exempt                                                11              0          1,308
     Interest on deposits at financial institutions              80              0             92
     Interest on federal funds sold and securities                               0
       purchased under agreements to resell                       5              0            296
     Interest on trading account securities                       *              0              0
     Interest on loans held for resale                            *              0            944
                                                       -------------  -------------  -------------
         Total interest income                                1,887              0         48,292
                                                       -------------  -------------  -------------
   Interest expense
     Interest on deposits                                       678                        17,270
     Interest on short-term borrowings                            3                           220
     Interest on FHLB advances and long-term debt                82                           580
                                                       -------------  -------------  -------------
         Total interest expense                                 763              0         18,070
                                                       -------------  -------------  -------------
         Net interest income                                  1,124              0         30,222
   Provision for losses on loans                                 15              0            815
                                                       -------------  -------------  -------------
         Net interest income after provision
           for losses on loans                                1,109              0         29,407
                                                       -------------  -------------  -------------
   Noninterest income
     Service charges on deposit accounts                        142              0          4,634
     Bank card income                                             0              0              0
     Mortgage servicing income                                    0              0              0
     Trust service income                                         6              0              6
     Profits and commissions on trading activities                0              0              0
     Investment securities gains                                  2              0            (65)
     Other income                                               152              0          3,571
                                                       -------------  -------------  -------------
         Total noninterest income                               302              0          8,146
                                                       -------------  -------------  -------------
   Noninterest expense
     Salaries and employee benefits                             496              0         14,416
     Net occupancy expense                                      171              0          2,178
     Equipment expense                                            *              0          1,913
     Other expense                                              409              0          8,283
                                                       -------------  -------------  -------------
         Total noninterest expense                            1,076              0         26,790
                                                       -------------  -------------  -------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                        335              0         10,763
   Applicable income taxes                                      114              0          3,490
                                                       -------------  -------------  -------------
         Earnings before extraordinary items
           and accounting changes                     $         221  $           0  $       7,273
                                                       =============  =============  =============


   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
   YEAR ENDING DECEMBER 31, 1993
   (Dollars in thousands)

                                                                |-------------- ACQUISTIONS -----------|
                                                     UNION      CONSUMMATED   CONSUMMATED     PROBABLE     PRO FORMA
                                                    PLANTERS     PURCHASES      POOLINGS      PENDING        TOTAL
                                                  ------------  ------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                 $     241,072  $     10,045  $     29,665  $    145,811  $    426,593
     Interest on investment securities
       Taxable                                        116,025         2,848        10,210        38,023       167,106
       Tax-exempt                                      24,448           320           499         5,611        30,878
     Interest on deposits at financial institution      1,634             1           167           486         2,288
     Interest on federal funds sold and securities
       purchased under agreements to resell             4,602          (478)          853           753         5,730
     Interest on trading account securities             6,194             0             0             0         6,194
     Interest on loans held for resale                  3,239             0             0         4,096         7,335
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest income                        397,214        12,736        41,394       194,780       646,124
                                                  ------------  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                             146,800         6,273        18,577        70,990       242,640
     Interest on short-term borrowings                  6,287             0           284           949         7,520
     Interest on FHLB advances and long-term debt      11,460            15           118         2,178        13,771
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest expense                       164,547         6,288        18,979        74,117       263,931
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income                          232,667         6,448        22,415       120,663       382,193
   Provision for losses on loans                        9,689         3,128         1,534         6,911        21,262
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                        222,978         3,320        20,881       113,752       360,931
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts               28,721           578         2,150        18,952        50,401
     Profits and commissions on trading activities      8,720             0            51             0         8,771
     Investment securities gains                        4,581           239           118           (46)        4,892
     Other income                                      44,715           243         1,649        14,969        61,576
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest income                      86,737         1,060         3,968        33,875       125,640
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                    98,920         1,989         9,296        54,710       164,915
     Net occupancy expense                             15,909           402         1,979         9,293        27,583
     Equipment expense                                 15,735           380           250         7,307        23,672
     Other expense                                     93,916         3,365         8,460        30,748       136,489
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest expense                    224,480         6,136        19,985       102,058       352,659
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes               85,235        (1,756)        4,864        45,569       133,912
   Applicable income taxes                             23,967           624         1,734        14,606        40,931
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes               $      61,268  $     (2,380) $      3,130  $     30,963  $     92,981
                                                  ============  ============  ============  ============  ============


   Earnings per common share
     Primary                                    $        2.69                                            $       2.12
     Fully diluted                                       2.49                                                    2.06
   Weighted average shares outstanding
     (in thousands)
       Primary                                         19,622                                                  39,630
       Fully diluted                                   23,852                                                  44,228

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)



                                                                                 FIRST                      FARMERS
                                                      ACB           TBI         FEDERAL         FSB          UNION
                                                  ------------  ------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                 $       1,590  $      4,633  $      1,813  $        223  $        973
     Interest on investment securities
       Taxable                                             52         1,652           173           115           264
       Tax-exempt                                           0            95             0            20            27
     Interest on deposits at financial institution          0             0             0             0             0
     Interest on federal funds sold and securities
       purchased under agreements to resell                50             0             0            15            21
     Interest on trading account securities                 0             0             0             0             0
     Interest on loans held for resale                      0             0             0             0             0
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest income                          1,692         6,380         1,986           373         1,285
                                                  ------------  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                                 751         3,358         1,051           159           616
     Interest on short-term borrowings                                    0             0             0             0
     Interest on FHLB advances and long-term debt                        15             0             0             0
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest expense                           751         3,373         1,051           159           616
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income                              941         3,007           935           214           669
   Provision for losses on loans                           20            68         2,650            35           334
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                            921         2,939        (1,715)          179           335
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts                  148           125           150            13            60
     Profits and commissions on trading activities                        0             0             0             0
     Investment securities gains (losses)                               308           134            17          (210)
     Other income                                          67            33            68            26            30
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest income                         215           466           352            56          (120)
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                       343           976             *            55           268
     Net occupancy expense                                118           201             *            13            40
     Equipment expense                                      *           397             *            14            91
     Other expense                                        330         1,002           806            71           147
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest expense                        791         2,576           806           153           546
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                  345           829        (2,169)           82          (331)
   Applicable income taxes (credit)                       114           274           160            24          (143)
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes               $         231  $        555  $     (2,329) $         58  $       (188)
                                                  ============  ============  ============  ============  ============

                                                                              PRO FORMA       PURCHASE
                                                      FCB           ERIN      ADJUSTMENTS      TOTAL
                                                --------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                 $         330  $        614  $       (131) $     10,045
     Interest on investment securities
       Taxable                                             30           381           181         2,848
       Tax-exempt                                           3           175             0           320
     Interest on deposits at financial institution         (2)            3             0             1
     Interest on federal funds sold and securities
       purchased under agreements to resell                 2            33          (599)         (478)
     Interest on trading account securities                 0             0             0             0
     Interest on loans held for resale                      0             0             0             0
                                                   -----------  ------------  ------------  ------------
         Total interest income                            363         1,206          (549)       12,736
                                                  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                                 153           455          (270)        6,273
     Interest on short-term borrowings                      0             0             0             0
     Interest on FHLB advances and long-term debt           0             0             0            15
                                                   -----------  ------------  ------------  ------------
         Total interest expense                           153           455          (270)        6,288
                                                  ------------  ------------  ------------  ------------
         Net interest income                              210           751          (279)        6,448
   Provision for losses on loans                            0            21             0         3,128
                                                  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                            210           730          (279)        3,320
                                                  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts                   34            48             0           578
     Profits and commissions on trading activities          0             0             0             0
     Investment securities gains (losses)                   0           (10)            0           239
     Other income                                           3            16             0           243
                                                  ------------  ------------  ------------  ------------
         Total noninterest income                          37            54             0         1,060
                                                  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                       171           176             0         1,989
     Net occupancy expense                                  9            22            (1)          402
     Equipment expense                                     17             *          (139)          380
     Other expense                                        288           218           503         3,365
                                                  ------------  ------------  ------------  ------------
         Total noninterest expense                        485           416           363         6,136
                                                 ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                 (238)          368          (642)       (1,756)
   Applicable income taxes (credit)                         0           109            86           624
                                                  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes                $       (238) $        259  $       (728) $     (2,380)
                                                  ============  ============  ============  ============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION AND SUBSIDIARIES
   CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)


                                                                                                            POOLING
                                                      MSB           FNBS          CBI           LBI          TOTAL
                                                  ------------  ------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                 $       9,839  $      6,207  $      2,687  $     10,932  $     29,665
     Interest on investment securities
       Taxable                                          2,871         5,225           636         1,478        10,210
       Tax-exempt                                         439            36            24             *           499
     Interest on deposits at financial institution          1           111             2            53           167
     Interest on federal funds sold and securities
       purchased under agreements to resell               196           121            60           476           853
     Interest on trading account securities                 0             0             0             0             0
     Interest on loans held for resale                      0             0             0             0             0
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest income                         13,346        11,700         3,409        12,939        41,394
                                                  ------------  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                               5,887         5,311         1,397         5,982        18,577
     Interest on short-term borrowings                    281             1             2             0           284
     Interest on FHLB advances and long-term debt           0             0             0           118           118
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest expense                         6,168         5,312         1,399         6,100        18,979
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income                            7,178         6,388         2,010         6,839        22,415
   Provision for losses on loans                        1,147             0           128           259         1,534
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                          6,031         6,388         1,882         6,580        20,881
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts                  938           636           194           382         2,150
     Profits and commissions on trading activities          0             0            51             0            51
     Investment securities gains (losses)                (185)          287             4            12           118
     Other income                                         515           170           131           833         1,649
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest income                       1,268         1,093           380         1,227         3,968
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                     2,882         3,724           688         2,002         9,296
     Net occupancy expense                              1,040           423           127           389         1,979
     Equipment expense                                      *           250             *             *           250
     Other expense                                      3,068         2,953           414         2,025         8,460
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest expense                      6,990         7,350         1,229         4,416        19,985
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                  309           131         1,033         3,391         4,864
   Applicable income taxes (credit)                       (15)           85           363         1,301         1,734
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes               $         324  $         46  $        670  $      2,090  $      3,130
                                                  ============  ============  ============  ============  ============

   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

   UNION PLANTERS CORPORATION
   PROBABLE PENDING ACQUISITIONS COMBINED STATEMENT OF EARNINGS
   YEAR ENDED DECEMBER 31, 1993
   (Dollars in thousands)




                                                      EBI           BNF          OBION          GSSC        MSB-ARK
                                                  ------------  ------------  ------------  ------------  ------------
   Interest income
     Interest and fees on loans                 $       3,073  $     13,187  $        928  $    122,482  $      6,141
     Interest on investment securities
       Taxable                                            450         6,574           818        29,036         1,145
       Tax-exempt                                          67             *           128         5,377            39
     Interest on deposits at financial institution         40             *             *           108           338
     Interest on federal funds sold and securities
       purchased under agreements to resell               189             *            46           490            28
     Interest on trading account securities                 0             *             *             *             *
     Interest on loans held for resale                      0             *             *         4,096             *
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest income                          3,819        19,761         1,920       161,589         7,691
                                                  ------------  ------------  ------------  ------------  ------------
   Interest expense
     Interest on deposits                                 914         7,687           799        58,710         2,880
     Interest on short-term borrowings                      0             0             0           943             6
     Interest on FHLB advances and long-term debt           0           898             0           895           385
                                                  ------------  ------------  ------------  ------------  ------------
         Total interest expense                           914         8,585           799        60,548         3,271
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income                            2,905        11,176         1,121       101,041         4,420
   Provision for losses on loans                            0            54             -         6,815            42
                                                  ------------  ------------  ------------  ------------  ------------
         Net interest income after provision
           for losses on loans                          2,905        11,122         1,121        94,226         4,378
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest income
     Service charges on deposit accounts                  295           553            53        17,258           793
     Profits and commissions on trading activities          0             0             0             0             0
     Investment securities gains                           10           151            (2)         (237)           32
     Other income                                          38           475            57        13,814           585
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest income                         343         1,179           108        30,835         1,410
                                                  ------------  ------------  ------------  ------------  ------------
   Noninterest expense
     Salaries and employee benefits                       970         2,730           384        48,733         1,893
     Net occupancy expense                                190         1,183            64         7,100           756
     Equipment expense                                      *             *             *         7,307             *
     Other expense                                        864         1,926           244        26,222         1,492
                                                  ------------  ------------  ------------  ------------  ------------
         Total noninterest expense                      2,024         5,839           692        89,362         4,141
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                1,224         6,462           537        35,699         1,647
   Applicable income taxes                                472         2,366           176        11,087           505
                                                  ------------  ------------  ------------  ------------  ------------
         Earnings before extraordinary items
           and accounting changes               $         752  $      4,096  $        361  $     24,612  $      1,142
                                                  ============  ============  ============  ============  ============

                                                     PRO FORMA      PROBABLE
                                                    ADJUSTMENTS      TOTAL
                                                    ------------  ------------
   Interest income
     Interest and fees on loans                     $         0  $    145,811
     Interest on investment securities
       Taxable                                                0        38,023
       Tax-exempt                                                       5,611
     Interest on deposits at financial institution            0           486
     Interest on federal funds sold and securities            0
       purchased under agreements to resell                   0           753
     Interest on trading account securities                   0             0
     Interest on loans held for resale                        0         4,096
                                                    ------------  ------------
         Total interest income                                0       194,780
                                                    ------------  ------------
   Interest expense
     Interest on deposits                                     0        70,990
     Interest on short-term borrowings                        0           949
     Interest on FHLB advances and long-term debt             0         2,178
                                                    ------------  ------------
         Total interest expense                               0        74,117
                                                    ------------  ------------
         Net interest income                                  0       120,663
   Provision for losses on loans                              0         6,911
                                                    ------------  ------------
         Net interest income after provision
           for losses on loans                                0       113,752
                                                    ------------  ------------
   Noninterest income
     Service charges on deposit accounts                      0        18,952
     Profits and commissions on trading activities            0             0
     Investment securities gains                              0           (46)
     Other income                                             0        14,969
                                                    ------------  ------------
         Total noninterest income                             0        33,875
                                                    ------------  ------------
   Noninterest expense
     Salaries and employee benefits                           0        54,710
     Net occupancy expense                                    0         9,293
     Equipment expense                                        0         7,307
     Other expense                                            0        30,748
                                                    ------------  ------------
         Total noninterest expense                            0       102,058
                                                    ------------  ------------
         Earnings before income taxes, extraordinary
           items, and accounting changes                      0        45,569
   Applicable income taxes                                             14,606
                                                    ------------  ------------
         Earnings before extraordinary items
           and accounting changes                   $         0  $     30,963
                                                    ============  ============


   * Not available.  Combined with other caption.

   See the accompanying notes to the unaudited pro forma consolidated financial statements.

    UNION PLANTERS CORPORATION AND SUBSIDIARIES
    CONSOLIDATED STATEMENT OF EARNINGS
    FOR THE YEAR-ENDED DECEMBER 31, 1992
    (Dollars in thousands)

                                                                                                  PRO FORMA
                                                           UPC           BNF           GSSC         TOTAL
                                                       ------------  ------------  ------------  ------------
    Interest income
      Interest and fees on loans                     $     198,197  $     14,028  $    103,751  $    315,976
      Interest on investment securities
        Taxable                                            106,139         7,221        29,407       142,767
        Tax-exempt                                          16,148             *         6,090        22,238
      Interest on deposits at financial institutions         3,999             *           916         4,915
      Interest on federal funds sold and securities
        purchased under agreements to resell                 4,280             0           970         5,250
      Interest on trading account securities                 6,648             0             0         6,648
      Interest on loans held for resale                      3,457             *         3,689         7,146
                                                       ------------  ------------  ------------  ------------
          Total interest income                            338,868        21,249       144,823       504,940
                                                       ------------  ------------  ------------  ------------
    Interest expense
      Interest on deposits                                 137,605         9,527        61,903       209,035
      Interest on short-term borrowings                      6,942             0         1,098         8,040
      Interest on FHLB advances and long-term debt           4,868           621            66         5,555
                                                       ------------  ------------  ------------  ------------
          Total interest expense                           149,415        10,148        63,067       222,630
                                                       ------------  ------------  ------------  ------------
          Net interest income                              189,453        11,101        81,756       282,310
    Provision for losses on loans                           18,557           637         7,988        27,182
                                                       ------------  ------------  ------------  ------------
          Net interest income after provision
            for losses on loans                            170,896        10,464        73,768       255,128
                                                       ------------  ------------  ------------  ------------
    Noninterest income
      Service charges on deposit accounts                   20,843           492        14,255        35,590
      Profits and commissions from trading activities       10,168             0             0        10,168
      Investment securities gains                           13,246           117           656        14,019
      Other income                                          40,700           546        10,424        51,670
                                                       ------------  ------------  ------------  ------------
          Total noninterest income                          84,957         1,155        25,335       111,447
                                                       ------------  ------------  ------------  ------------
    Noninterest expense
      Salaries and employee benefits                        74,772         2,473        39,519       116,764
      Net occupancy expense                                 13,136           961         5,892        19,989
      Equipment expense                                     12,225             *         5,961        18,186
      Other expense                                         99,085         2,186        23,254       124,525
                                                       ------------  ------------  ------------  ------------
          Total noninterest expense                        199,218         5,620        74,626       279,464
                                                       ------------  ------------  ------------  ------------
          Earnings before income taxes, extraordinary
            items, and accounting changes                   56,635         5,999        24,477        87,111
    Applicable income taxes                                 15,196         2,415         6,250        23,861
                                                       ------------  ------------  ------------  ------------
          Earnings before extraordinary items
            and accounting changes                   $      41,439  $      3,584  $     18,227  $     63,250
                                                       ============  ============  ============  ============

    Earnings per common share
      Primary                                        $        2.10                              $       1.77
      Fully diluted                                           2.02                                      1.75
    Weighted average shares outstanding
      (in thosands)
        Primary                                             16,765                                    32,305
        Fully diluted                                       19,609                                    35,149

    *  Not available.  Combined with other caption.

    See the accompanying notes to the unaudited pro forma consolidated financial statements.

    UNION PLANTERS CORPORATION AND SUBSIDIARIES
    CONSOLIDATED STATEMENT OF EARNINGS
    FOR THE YEAR-ENDED DECEMBER 31, 1991
    (Dollars in thousands)

                                                                                                 PRO FORMA
                                                          UPC           BNF           GSSC         TOTAL
                                                      ------------  ------------  ------------  ------------
      Interest income
      Interest and fees on loans                    $     213,222  $     14,445  $    114,269  $    341,936
      Interest on investment securities
        Taxable                                            79,253         7,086        35,612       121,951
        Tax-exempt                                         13,354             *         6,620        19,974
      Interest on deposits at financial institutions        7,525             *         2,373         9,898
      Interest on federal funds sold and securities
        purchased under agreements to resell                6,606             0         2,185         8,791
      Interest on trading account securities                5,419             0             0         5,419
      Interest on loans held for resale                     4,671             *         1,479         6,150
                                                      ------------  ------------  ------------  ------------
          Total interest income                           330,050        21,531       162,538       514,119
                                                      ------------  ------------  ------------  ------------
    Interest expense
      Interest on deposits                                160,252        13,043        86,223       259,518
      Interest on short-term borrowings                    12,809             0         1,574        14,383
      Interest on FHLB advances and long-term debt          4,974            30           192         5,196
                                                      ------------  ------------  ------------  ------------
          Total interest expense                          178,035        13,073        87,989       279,097
                                                      ------------  ------------  ------------  ------------
          Net interest income                             152,015         8,458        74,549       235,022
    Provision for losses on loans                          24,835           446         8,922        34,203
                                                      ------------  ------------  ------------  ------------
          Net interest income after provision
            for losses on loans                           127,180         8,012        65,627       200,819
                                                      ------------  ------------  ------------  ------------
    Noninterest income
      Service charges on deposit accounts                  19,394           474        13,758        33,626
      Profits and commissions from trading activities      14,707             0             0        14,707
      Investment securities gains                           3,344            47          (767)        2,624
      Other income                                         33,705           410         7,017        41,132
                                                      ------------  ------------  ------------  ------------
          Total noninterest income                         71,150           931        20,008        92,089
                                                      ------------  ------------  ------------  ------------
    Noninterest expense
      Salaries and employee benefits                       69,756         2,197        36,537       108,490
      Net occupancy expense                                10,556           987         5,871        17,414
      Equipment expense                                    10,627             *         5,450        16,077
      Other expense                                        73,832         1,646        21,016        96,494
                                                      ------------  ------------  ------------  ------------
          Total noninterest expense                       164,771         4,830        68,874       238,475
                                                      ------------  ------------  ------------  ------------
          Earnings before income taxes, extraordinary
            items, and accounting changes                  33,559         4,113        16,761        54,433
    Applicable income taxes                                 6,051         1,487         3,999        11,537
                                                      ------------  ------------  ------------  ------------
          Earnings before extraordinary items       $      27,508  $      2,626  $     12,762  $     42,896
            and accounting changes                    ============  ============  ============  ============

    Earnings per common share
      Primary                                       $        1.59                              $       1.30
      Fully diluted                                          1.58                                      1.30
    Weighted average shares outstanding
      (in thousands)
        Primary                                            16,632                                    32,172
        Fully diluted                                      16,986                                    32,526

    * Not available. Combined with other caption.

    See the accompanying notes to the unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. CONSUMMATED ACQUISITIONS

     The unaudited pro forma consolidated balance sheet and statements of earnings reflect the consummated and the probable acquisitions listed below. The unaudited pro forma consolidated balance sheet gives effect to these transactions at March 31, 1994 as if they had occurred on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had occurred January 1, 1993, except for the acquisitions of BNF BANCORP, INC. (formerly BANCFIRST Corporation) (BNF) and Grenada Sunburst System Corporation (GSSC) which are presented assuming the transaction occurred January 1, 1991. The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results, nor can there be any assurance that the pending transactions will be consummated. For the probable acquisitions expected to be accounted for as poolings of interests, except BNF and GSSC, statements of earnings for periods prior to 1993 are not presented because the transactions are not significant.

ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED IN 1993 AND INCLUDED IN THE CORPORATION'S 1993 BALANCE SHEET AND STATEMENTS OF EARNINGS

                                                     DATE                      SHARES               TOTAL ASSETS
     INSTITUTION                                   ACQUIRED                    ISSUED            AT JANUARY 1, 1993
- - --------------------------                         --------                    ------            ------------------
                                                                                                   (IN MILLIONS)

Garrett Bancshares Inc.                            5/31/93                     613,088                $ 173.7
Hogue Holding Company, Inc.                         9/1/93                     219,274                   38.5
Central State Bancorp, Inc.                         9/1/93                     630,355                  107.8
First Financial Services, Inc.                     10/1/93                     447,906                   86.0
                                                                             ---------                -------
     Total                                                                   1,910,623                $ 406.0
                                                                             =========                =======

ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED IN 1993

                                 DATE                                       PURCHASE         RESULTING
    INSTITUTION                ACQUIRED           CONSIDERATION              PRICE           GOODWILL       TOTAL ASSETS
- - ---------------------          --------       ---------------------        ---------        ----------      ------------
                                                                               (DOLLARS IN MILLIONS)
Bank of East Tennessee          1/1/93        648,786 Shares of Series        $25.3           $7.0              $231
(BOET) in Morristown,                         E Preferred Stock
TN (a)

Security Trust Federal          1/1/93        Cash                             22.0            3.0               261
Savings and Loan
Association in
Knoxville, TN and
SaveTrust Federal
Savings Bank in
Dyersburg, TN (Security
Trust/SaveTrust)

First Federal Savings          2/26/93        625,000 Shares of                  NM (b)          - (c)           187
Bank of Maryville, TN                         Common Stock
(Maryville)(b)                                (Conversion/Acquisition)

First State                    3/12/93        Cash and Common Stock             3.9               .4              34
Bancshares, Inc. (FSB),                       (90,162 Shares)
Parent Company of
First State Bank of
Fayette County in
Somerville, TN
(Somerville)

First Cumberland Bank          3/15/93        Cash                               .2                -              20
in Madison, TN

Farmers Union Bank in           4/1/93        Cash                              9.5              4.2              78
Ripley, TN
(Farmers Union)

Erin Bank & Trust               6/1/93        259,736 Shares of                 8.3              2.1              43
Company in Erin, TN                           Series E Preferred Stock
(Erin)


(a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million). On January 1, 1993, the Corporation purchased an additional 43.93% of the common stock of BOET in exchange for Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET in exchange for the Corporation's Series E Preferred Stock ($10.8 million).

(b) The Corporation acquired Maryville, a federal mutual savings bank which, incidental to a conversion/acquisition, converted to a federal stock charter. All of the stock of Maryville was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of a public offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

(c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 million of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

NM - Not meaningful

ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED SUBSEQUENT TO DECEMBER 31, 1993 AND THROUGH JULY 26, 1994

                                                                                                      APPROXIMATE
         INSTITUTION                               DATE ACQUIRED              SHARES ISSUED           TOTAL ASSETS
- - ---------------------------------                  -------------              -------------           ------------
                                                                                                      (IN MILLIONS)
Mid-South Bancorp. Inc., Parent                         1/1/94                      839,542                $ 185
Company of Simpson County Bank
in Franklin, KY; Adairville Banking
Company in Adairville, KY; General
Trust Company in Nashville, TN;
The Peoples Bank of Elk Valley
in Fayetteville, TN; and First
Citizens Bank in Franklin, Columbia
and Mt. Pleasant, TN (MSB) (a)

First National Bancorp of                               3/1/94                      974,886                  172
Shelbyville, Inc., Parent Company
of First National Bank of
Shelbyville in Shelbyville, TN
(FNB) (a)

Clin-Ark Bancshares, Inc.,                              4/1/94                      217,768                   48
Parent Company of First National
Bank of Clinton in Clinton, AR (CBI)

Liberty Bancshares, Inc.,                               7/1/94                    1,223,353                  180
Parent Company of Liberty
Federal Savings Bank in
Paris, Tennessee (LBI)

                                                                                  ---------                -----
     Total                                                                        3,255,549                $ 585
                                                                                  =========                =====

(a) Included in the Corporation's March 31, 1994 balance sheet and statement of earnings.

ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED SUBSEQUENT TO DECEMBER 31, 1993 AND THROUGH JULY 26, 1994

                                                                   PURCHASE       RESULTING            APPROXIMATE
         INSTITUTION                          CONSIDERATION          PRICE  (A)   INTANGIBLES (A)      TOTAL ASSETS
- - ---------------------------------             -------------        --------       -----------         -------------
                                                                                                      (IN MILLIONS)
Anderson County Bank in Clinton, TN (ACB)     Cash                   $ 2.6           $ .7                  $ 22

Tennessee Bancorp, Inc., Parent               Cash equal to           13.5           6.8                     92
Company of Tennessee National                 1.5 times net
Bank in Columbia, Tennessee (TBI)             book value at
                                              closing

(a)  Subject to change when other information becomes available.

PROBABLE ACQUISITIONS AT JULY 26, 1994

                                                                        METHOD OF               TOTAL
         INSTITUTION                        CONSIDERATION               ACCOUNTING              ASSETS
- - ---------------------------------           -------------               ----------              ------
                                                                                            (IN MILLIONS)
Earle Bancshares, Inc.,                     Approximately               Pooling of                40
Parent Company of                           320,000 shares              Interests
First Southern Bank in                      of the Corporation's
Earle, Arkansas (EBI)                       Common Stock


                                                                        METHOD OF               TOTAL
         INSTITUTION                        CONSIDERATION               ACCOUNTING              ASSETS
- - ---------------------------------           -------------               ----------              ------
                                                                                             (IN MILLIONS)
BNF BANCORP. INC., Parent                   Approximately               Pooling of            $  262
Company of BANKFIRST, a                     2,054,000 shares            Interests
federal savings bank in                     of the Corporation's
Decatur, Alabama (BNF)                      Common Stock

Grenada Sunburst System                     Approximately               Pooling of             2,463
Corporation, Parent Company of              13,486,000 shares           Interests
Sunburst Bank, Mississippi, in              the Corporation's
Grenada; and Sunburst Bank,                 Common Stock
Louisiana, in Baton Rouge (GSSC)

Mid South Bancshares, Inc.,                 Approximately               Pooling of               128
Parent Company of Security Bank             523,000 shares of           Interests
in Paragould, Arkansas, and                 the Corporation's
Farmers and Merchants Bank in               Common Stock
Rey, Arkansas (MSB-ARK)

Commercial Bancorp, Inc.,                   Approximately               Pooling of                29
Parent Company of The Commercial            185,000 shares of           Interests
Bank of Obion, Tennessee (Obion)            the Corporation's
                                            Common Stock


NOTE 2.  REORGANIZATION OF UPNB

         As of July 1, 1994, the Corporation formed four new regional bank subsidiaries, Union Planters Bank of East Tennessee, N.A. (Knoxville), Union Planters Bank of Middle Tennessee, N.A. (Nashville), Union Planters Bank of Chattanooga, N.A. (Chattanooga), and Union Planters Bank of Jackson, N.A. (Jackson) (collectively, the Regional Banks). UPC injected equity of $101.7 million into the Regional Banks with a majority of the funds ($98 million) provided by a dividend from Union Planters National Bank (UPNB). Each of the Regional Banks purchased from UPNB, at book value, substantially all of the assets and assumed the liabilities of the UPNB branches located in its region. While the separation of the branches previously held by UPNB had no material impact on the consolidated financial condition of UPC, it will promote the identification of individual branch operations within their local communities. UPNB continues to operate branches located in Memphis and West Tennessee.


NOTE 3. EARNINGS CONSIDERATIONS RELATED TO PENDING ACQUISITIONS AND REORGANIZATIONS

         In connection with pending acquisitions and reorganizations, including the reorganization of UPNB, UPC anticipates that possible significant expenses (e.g., elimination of duplicate facilities, staff reductions, elimination of duplicate functions, write-off of impaired assets, etc.) may be incurred in the third and fourth quarters of 1994 upon completion of ongoing financial, due diligence, and strategic reviews and assessments of the post-merger operating environment of the Corporation. It is preliminarily estimated that at least
$2 million will be incurred in the third quarter. Any additional charges which may be incurred in either the third or fourth quarter as a result of the completion of the studies cannot be estimated at this time. Additionally, management of the Corporation expects significant future cost savings from the combined operations of the Corporation and GSSC once that acquisition is consummated. Preliminary studies indicate that there are significant savings opportunities and management expects that they will be realized once the recommendations are implemented; however, the final savings which may actually be realized cannot be estimated at this time.

NOTE 4. UNAUDITED PRO FORMA ADJUSTMENTS

         The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described previously as of March 31, 1994, for the unaudited pro forma consolidated balance sheet and for the three-month period ended March 31, 1994 and for the three years ended December 31, 1993, for the unaudited pro forma consolidated statements of earnings. The adjustments for the probable acquisitions are based on currently available information and could change significantly upon consummation. Not all purchase accounting adjustments have been reflected because certain information is not available; however, the amounts not reflected are not expected to be material.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSUMMATED ACQUISITIONS
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS




                                                            MARCH 31, 1994
                                                            DEBIT (CREDIT)
                                                      ---------------------------
                                                         (DOLLARS IN THOUSANDS)

(1)  FEDERAL FUNDS SOLD
       PURCHASE PRICE                                                 $ (13,500)


(2)  INVESTMENT SECURITIES - HELD TO MATURITY
       FAIR VALUE ADJUSTMENT                                               (789)


(3)  LOANS                                                                  (62)
       FAIR VALUE ADJUSTMENT


(4)  UNEARNED INCOME
       WRITEOFF UNEARNED LOAN FEES                                          101


(5)  PREMISES AND EQUIPMENT
       FAIR VALUE ADJUSTMENT
       WRITEOFF COMPUTER SOFTWARE AND EQUIPMENT               $1,112
                                                                (418)
                                                           ---------
         TOTAL                                                              694

(6)  GOODWILL AND OTHER INTANGIBLES
       GOODWILL AND OTHER                                     5,435
       WRITEOFF EXISTING GOODWILL                              (245)
                                                          ---------
         TOTAL                                                            5,190

(7)  OTHER ASSETS
       MISCELLANEOUS ADJUSTMENTS                                           (507)


(8)  OTHER INTEREST BEARING DEPOSITS
       FAIR VALUE ADJUSTMENT                                               (306)


(9)  ACCRUED INTEREST, EXPENSES, AND TAXES
       MISCELLANEOUS ADJUSTMENTS                                            279


(10) OTHER LIABILITIES
       MISCELLANEOUS ADJUSTMENTS (INCLUDES OPEB
       ADJUSTMENT AND OTHER MISCELLANEOUS LIABILITIES)                     (159)

(11) COMMON STOCK
       TO ELIMINATE COMMON STOCK                              1,267
       ISSUANCE OF COMMON STOCK                              (7,206)
                                                          ---------
         TOTAL                                                           (5,939)

(12) ADDITIONAL PAID-IN CAPITAL
       TO ELIMINATE SURPLUS                                  11,147
       EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF
       STOCK ISSUED                                            (272)
                                                          ---------
         TOTAL                                                           10,875

(13) NET UNREALIZED GAIN/LOSS-AFS SECURITIES
       TO ELIMINATE NET UNREALIZED GAIN/LOSS                                 29

(14) RETAINED EARNINGS
       TO ELIMINATE RETAINED EARNINGS                         4,120
       EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF
       STOCK ISSUED                                              32
                                                          ---------
         TOTAL                                                            4,152
                                                                      ---------
                        TOTAL                                         $       0
                                                                      =========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                              PENDING ACQUISITIONS
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

                                                                                      MARCH 31, 1994
                                                                                      DEBIT (CREDIT)
                                                                                   ----------------------
                                                                                   (DOLLARS IN THOUSANDS)
(1)   COMMON STOCK
          TO ELIMINATE COMMON STOCK                                                $ 12,005
          ISSUANCE OF COMMON STOCK                                                  (82,992)
                                                                                   --------
                   TOTAL                                                                        (70,987)

(2)   ADDITIONAL PAID-IN CAPITAL
          TO ELIMINATE SURPLUS                                                      117,421
          EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED              (47,240)
                                                                                   --------
                   TOTAL                                                                         70,181

(3)   RETAINED EARNINGS
          TO ELIMINATE RETAINED EARNINGS                                                  0
          EXCESS OF TOTAL EQUITY OVER PAR/STATED VALUE OF STOCK ISSUED                  806
                                                                                   --------
                   TOTAL                                                                            806
                                                                                              ---------
                                    TOTAL                                                     $       0
                                                                                              =========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
      UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS ADJUSTMENTS


                                                                                                 THREE            TWELVE
                                                                                                 MONTHS           MONTHS
                                                                                                 ENDED            ENDED
                                                                                                03/31/94         12/31/93
                                                                                               ----------       ----------
                                                                                                 (DOLLARS IN THOUSANDS)
(1)  INTEREST INCOME - INTEREST AND FEES ON LOANS
       AMORTIZATION OF THE WRITEUP OF LOANS TO FAIR MARKET VALUE                                 $  6              $ 131

(2)  INTEREST INCOME - INVESTMENT SECURITIES
       AMORTIZATION OF THE NET WRITE-UP OF INVESTMENT SECURITIES
         TO FAIR MARKET VALUE                                                                     (88)              (181)

(3)  INCOME - FEDERAL FUNDS SOLD
       REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
         SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                                        133                599

(4)  INTEREST EXPENSE - DEPOSITS
       AMORTIZATION OF THE WRITE-UP OF DEPOSITS TO FAIR MARKET VALUE                              (34)              (270)

(5)  NET OCCUPANCY EXPENSE
       AMORTIZATION OF FAIR VALUE ADJUSTMENT                                           $  7                 $  29
       ADJUST DEPRECIATION DUE TO WRITE-DOWN OF EQUIPMENT                                 -                    30
       REVERSAL OF DEPRECIATION DUE TO THE ALLOCATION OF NEGATIVE GOODWILL                -                   (60)
                                                                                       ----                 -----
            TOTAL                                                                                   7                 (1)

(6)  EQUIPMENT EXPENSE
       ADJUST DEPRECIATION DUE TO THE SALE OF IDLE ASSETS                                (1)                    -
       ADJUST DEPRECIATION DUE TO WRITE-DOWN OF EQUIPMENT                               (35)                 (139)
                                                                                       ----                 -----
            TOTAL                                                                                 (36)              (139)

(7)  OTHER EXPENSE
       GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                                 93                503

(8)  APPLICABLE INCOME TAXES
       TAX EFFECT OF ABOVE ADJUSTMENTS, EXCLUDING THE AMORTIZATION OF
         GOODWILL, ASSSUMING A 39% TAX RATE                                                         4                 86

                                                                                            ---------              -----
              TOTAL                                                                              $ 85              $ 728
                                                                                            ---------              -----

NOTE 4. UNAUDITED PRO FORMA CAPITAL RATIOS

         The following table summarizes the Corporation's unaudited capital ratios as of March 31, 1994, and the unaudited pro forma capital ratios assuming consummation of all completed and probable acquisitions as of March 31, 1994.

                                                    As Adjusted for the
                                Actual                 Acquisitions
                               --------             -------------------
Shareholders' Equity
  to Assets                      7.63%                     7.66%

Leverage Ratio                   7.22%                     7.29%

Tier 1 Capital to
  risk-weighted assets*         14.91%                    13.82%

Total Capital to
  risk-weighted assets*         18.48%                    16.45%


*Based on estimated risk-weighted assets of the acquisitions consummated subsequent to March 31, 1994, and all pending acquisitions.